SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 2005
                                                        (December 23, 2005)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


            0-10592                                      14-1630287
      ---------------------------            ----------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


               5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311
                                                          --------------


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TrustCo Bank Corp NY


Item 8.01.    Other Events

              A letter was issued on December 23, 2005 to shareholders of Ballston Spa Bancorp, Inc. (OTC Bulletin Board "BSPA") concerning TrustCo's Tender Offer. Attached is the letter labeled as exhibit 99(a).




Item 9.01.    Financial Statements & Exhibits

              (c) Exhibits


              Reg S-K Exhibit No.     Description
                    99(a)             One page letter to shareholders of
                                      Ballston Spa Bancorp Inc. (OTC Bulletin
                                      Board "BSPA") concerning TrustCo's Tender
                                      Offer.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 27, 2005

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ---------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                   Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.       Description                             Page
------------------        ----------------------------         ----------
     99(a)                One page letter to shareholders of       5
                          Ballston Spa Bancorp Inc. (OTC
                          Bulletin Board "BSPA") concerning
                          TrustCo's Tender Offer.




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                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

December 23, 2005

To Our Fellow Shareholders:

We would like to first thank the many shareholders of Ballston Spa who have chosen to tender their shares to TrustCo.

The majority of the shareholders that have contacted us have commented that our cash offer of $45.50 was tremendous. Unfortunately, they were unaware, since the stock is so closely traded, how poorly their investment in Ballston Spa National Bank has performed over the years.

If you have still not tendered your shares, please remember our cash offer of $45.50 per share is:

o 49 times higher than Ballston Spa's $0.92, 2004 earnings per share. o 44% above their August 24th stock price (when we first contacted Ballston Spa). o Ballston Spa's efficiency ratio of 88% is 60% higher than the industry average (lower is better). o Your investment in Ballston Spa has lost 2% per year over the last five years.

We encourage you to not be swayed by the empty promises of the management of Ballston Spa. Do what is best for you, your family and the community.

Thank you again and should you have any additional questions, please call our information agent Regan and Associates, Inc. toll free at 800-737-3426.

Very truly yours,

/s/ Robert J. McCormick
-----------------------
Robert J. McCormick
President and Chief Executive Officer
TrustCo Bank Corp NY



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